Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Unity Biotechnology, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anirvan Ghosh, Chief Executive Officer of the Company, and Lynne Sullivan, Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 15, 2024	By:	/s/ Anirvan Ghosh
Anirvan Ghosh, Ph.D.
Chief Executive Officer (Principal Executive Officer)

Date: April 15, 2024	By:	/s/ Lynne Sullivan
Lynne Sullivan
Chief Financial Officer (Principal Financial and Accounting Officer)